EXHIBIT 23.3

                             CONSENT OF INDEPENDENT
                           CERTIFIED PUBLIC ACCOUNTANT



We consent to the use in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-4/A of our report dated March 23, 2001, relating to the financial statements of Peppermill Capital Corporation, and to the reference to our Firm under the caption "Experts" in such Registration Statement.




                                               /s/  KAUFMAN, ROSSIN & CO., P.A.




Miami, Florida
June 25, 2001